GARTMORE VARIABLE INSURANCE TRUST
                  (formerly Nationwide  Separate Account Trust)


-     Gartmore  GVIT  Money  Market  Fund
      Class  V  Shares

                                   PROSPECTUS
                                OCTOBER 15, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE  OF  CONTENTS

FUND SUMMARY . . . . . . . . . . . . .           2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . .           5
Principal Investments and Techniques
Principal Risks
Non-Principal Risk

MANAGEMENT . . . . . . . . . . . . . .           6
Investment Adviser

BUYING AND SELLING FUND SHARES . . . .           7
Who Can Buy Class V Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales

DISTRIBUTIONS AND TAXES. . . . . . . .           9
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . .          10

ADDITIONAL INFORMATION . . . . . . . .  BACK COVER

FUND  SUMMARY

This prospectus provides information about the Gartmore GVIT Money Market Fund (the Fund) offered by Gartmore Variable Insurance Trust (the "Trust"), (formerly Nationwide Separate Account Trust). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 5. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  THE  FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund currently offers shares of two classes: Class I and Class V. This prospectus provides information with respect to Class V shares of the Fund; information on the Fund's Class I shares, which have different expenses and are available through different variable insurance contracts, is included in the prospectus for those shares. See "Buying and Selling Fund Shares" on page 7 for more information on Class V shares.

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks, if they are denominated in U.S. dollars. The Fund may also invest in high quality floating and adjustable rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity usually will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

Principal  Risks

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

For additional information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS  CLASS  I  SHARES1:

1992  3.4%
1993  2.8%
1994  3.9%
1995  5.7%
1996  5.1%
1997  5.3%
1998  5.3%
1999  4.8%
2000  6.0%
2001  3.6%

Best Quarter:.  1.6%  4th Qtr. of 2000
Worst Quarter:  0.5%  4th Qtr. of 2001



AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2001:

                 1 YEAR   5 YEARS   10 YEARS
                 -------  --------  ---------
Class V shares2    3.60%     5.00%      4.58%

1     These  returns  are  based on the performance of the Class I shares of the
Fund which was achieved through December 31, 2001, prior to the creation of Class V shares. Class I shares are offered through another prospectus and the annual returns are substantially similar to what Class V shares would have produced because the Class V shares invest in the same portfolio of securities, and the annual returns differ only to the extent that Class V shares have lower expenses.

2 These returns are based on the performance of Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class V shares. The returns do not reflect the effect of Class V shares' lower estimated expenses.



FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS V SHARES OF THE FUND.

Shareholder Fees1
(paid directly from your investment) .  None
Annual Fund Operating Expenses
(deducted from Fund assets)
     Management Fees . . . . . . . . .  0.38%
     Other Expenses2 . . . . . . . . .  0.17%
Total Annual Fund Operating Expenses3.  0.55%

1 Sales charges and other expenses will be imposed by variable annuity contracts or variable life insurance polices when the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

3 Gartmore Mutual Fund Capital Trust (GMF) and the Fund have entered into a written contract limiting Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% for the Class V shares at least through October 15, 2003. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although a shareholder's actual costs may be higher or lower, based on these assumptions the costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------  --------  --------  ---------
56 . .  $    176  $    307  $     689

MORE  ABOUT  THE  FUND

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY  MARKET  OBLIGATIONS.  These  include:

--   U.S.  government  securities  with remaining maturities of 397 days or less

-- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

-- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

-- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

-- Repurchase agreements relating to debt obligations that the Fund could purchase directly

-- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL  RISKS

The Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

NON-PRINCIPAL  RISK

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. To the extent the Fund invests in illiquid securities such as extendable commercial notes (whose maturity may be extended to up to 390 days at the option of the issuer), it is subject to this risk. The Fund will limit this risk by investing primarily in relatively short-term, high-quality securities.

MANAGEMENT

INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Fund. GMF was organized in 1999, and manages mutual funds. As of June 30, 2002, GMF and its affiliates had approximately $29 billion in assets under management, of which $14.3 billion is managed by GMF.

The total management fee paid by the Fund to GMF for the fiscal year ended December 31, 2001, expressed as a percentage of the Fund's average daily net assets, was 0.38%.

PORTFOLIO  MANAGER

Karen G. Mader is the portfolio manager of the Fund, which she has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the Trust.

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUND

Class V shares of the Fund are currently sold to certain separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, Nationwide), to fund benefits payable under corporate owned life insurance (COLI) contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the COLI contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because COLI contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, COLI contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund or its Class V shares are available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares (either Class V or another class offered by the Fund) to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

Gartmore  Distribution  Services,  Inc.  is  the  Fund's  distributor.

PURCHASE  PRICE

The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares. The Fund tries to maintain a constant $1.00 NAV per share. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. The Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Fund  does  not  determine  NAV  on  the  following  days:
--  New  Year's  Day
--  Martin  Luther  King  Jr.  Day
--  Presidents'  Day
--  Good  Friday
--  Memorial  Day
--  Independence  Day
--  Labor  Day
--  Thanksgiving  Day
--  Christmas  Day
--  Other  days  when  the  New  York  Stock  Exchange  is  not  open.

The  Fund  reserves  the  right  not  to  determine  NAV  when:
-- It has not received any orders to purchase, sell, or exchange shares; or -- Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING  AND  SELLING  FUND  SHARES

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV next determined after the order is received.

RESTRICTIONS  ON  SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or the Securities and Exchange Commission declares that an emergency exists.

The Fund may delay any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTIONS  AND  TAXES

DIVIDENDS  AND  DISTRIBUTIONS

The Fund declares dividends daily and distributes them each month in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.
Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Fund.

FINANCIAL  HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class I shares of the Fund, assuming reinvestment of all dividends and distributions. The total returns in the table respresent the rate that an investor would have earned on an investment in Class I shares of the Fund, assuming reinvestment of all dividends and distributions. Although Class V shares of the Fund were not available during the time periods reflected in the table, the performance of the Class V shares would have been substantially similar because Class V shares of the Fund invest in the same portfolio of securities as Class I shares and differ only to the extent that Class V shares may have lower expenses. The total returns do not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these charges were reflected, returns would be less than those shown. The information for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                               GARTMORE GVIT MONEY MARKET FUND
                                                             CLASS I


                                               SIX MONTHS
                                                  ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              JUNE 30, 2002    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               (UNAUDITED)       2001 (A)          2000            1999            1998
                                             ---------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
   BEGINNING OF PERIOD. . . . . . . . . . .  $         1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             ---------------  --------------  --------------  --------------  --------------
Investment Activities:
   Net investment income. . . . . . . . . .            0.01            0.04            0.06            0.05            0.05
                                             ---------------  --------------  --------------  --------------  --------------
      Total investment activities . . . . .            0.01            0.04            0.06            0.05            0.05
                                             ---------------  --------------  --------------  --------------  --------------
Distributions:
   Net investment income. . . . . . . . . .           (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                                                              --------------  --------------  --------------
      Total distributions . . . . . . . . .           (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                             ---------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value.               -               -               -               -               -
NET ASSET VALUE -
   END OF PERIOD. . . . . . . . . . . . . .  $         1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             ===============  ==============  ==============  ==============  ==============
Total Return. . . . . . . . . . . . . . . .        0.62% (b)           3.60%           6.03%           4.81%           5.27%
Ratios/Supplemental Data:
Net Assets, at end of period (000). . . . .  $    2,705,192   $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334
Ratio of expenses to average net assets . .     0.62% (c, e)       0.55% (c)       0.55% (c)           0.54%           0.46%
Ratio of net investment income
   to average net assets. . . . . . . . . .     1.24% (d, e)       3.41% (d)       5.87% (d)           4.77%           5.15%


                                               YEAR ENDED
                                              DECEMBER 31,
                                                  1997
                                             --------------
NET ASSET VALUE -
   BEGINNING OF PERIOD. . . . . . . . . . .  $        1.00
                                             --------------
Investment Activities:
   Net investment income. . . . . . . . . .           0.05
                                             --------------
      Total investment activities . . . . .           0.05
                                             --------------
Distributions:
   Net investment income. . . . . . . . . .          (0.05)
                                             --------------
      Total distributions . . . . . . . . .          (0.05)
                                             --------------
Net increase (decrease) in net asset value.              -
NET ASSET VALUE -
   END OF PERIOD. . . . . . . . . . . . . .  $        1.00
                                             ==============
Total Return. . . . . . . . . . . . . . . .           5.26%
Ratios/Supplemental Data:
Net Assets, at end of period (000). . . . .  $     993,597
Ratio of expenses to average net assets . .           0.51%
Ratio of net investment income
   to average net assets. . . . . . . . . .           5.16%


(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  Not  annualized.
(c) Such ratio is after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the ratios would have been 0.62% for the six month period ended June 30, 2002, 0.61% for the year ended December 31, 2001 and 0.61% for the year ended December 31, 2000.
(d)  Such  ratio is after any management fee waivers and expense reimbursements.
(e)  Annualized.
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INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

-- Statement of Additional Information (incorporated by reference into this Prospectus)
--  Annual  Report
--  Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION  FROM  THE  SECURITIES  AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213


GARTMORE  FUNDS
P.O.  Box  182205
Columbus,  Ohio  43218-2205
www.gartmorefunds.com

FND-0096  10/02